________________________________________
TRINITY ACQUISITION PLC
Issuer
WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
Holdings
WILLIS NETHERLANDS HOLDINGS B.V.
WILLIS INVESTMENT UK HOLDINGS LIMITED
TA I LIMITED
TA II LIMITED
TA III LIMITED
TA IV LIMITED
WILLIS GROUP LIMITED
WILLIS NORTH AMERICA INC.
the Other Guarantors
and
THE BANK OF NEW YORK MELLON
Trustee

Third Supplemental Indenture
Dated as of March 18, 2010
to the
Indenture
Dated as of March 6, 2009

Supplemental Indenture (this “Third Supplemental Indenture”), dated as of March 18, 2010, among TRINITY ACQUISITION PLC (the “Issuer”), WILLIS NETHERLANDS HOLDINGS B.V., WILLIS INVESTMENT UK HOLDINGS LIMITED, TA I LIMITED, TA II LIMITED, TA III LIMITED, TA IV LIMITED, WILLIS GROUP LIMITED and WILLIS NORTH AMERICA INC. (the “Other Guarantors”), and WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY (“Holdings”) and THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, each of the Issuer, Holdings, the Other Guarantors and the Trustee are parties to an indenture (the “Base Indenture”), dated as of March 6, 2009, as supplemented by the First Supplemental Indenture, dated as of November 18, 2009, and the Second Supplemental Indenture, dated as of December 31, 2009 (together, the “Indenture”) providing for the issuance of $500,000,000 aggregate principal amount of 12.875% Senior Notes due 2016 (the “Notes”);

WHEREAS, Section 9.02(a) of the Indenture provides that the Issuer, the Guarantors and the Trustee may amend or supplement certain provisions of the Indenture, the Notes and the Guarantees with the consent of the Required Holders voting as a single class and upon the delivery of certain documentation to the Trustee; and

WHEREAS, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) Amendments to Indenture. Subject to the conditions set forth in Article 9 of the Indenture, the Indenture is amended as set forth in this Section 2.

(a) Section 1.01, clause (9) of the definition of “Permitted Investment” is restated in its entirety, as follows:

“Investments by WSI in any ILS or equity, equity-linked or debt securities in the ordinary course of WSI’s business for the purpose of  (i)  placing, reselling or otherwise distributing such securities in connection with private placements or registered offerings in an aggregate amount not to exceed $300,000,000 at any one time outstanding; or (ii) trading such securities in agency transactions and otherwise, other than for its own account, in each case as authorized by the Financial Industry Regulatory Authority;”

(3) Conditions Precedent to Effectiveness. This Third Supplemental Indenture shall become effective upon the satisfaction of each of the conditions precedent set forth in this Section 3:

(a) The Trustee shall have received evidence of consent of the Required Holders to amend the Indenture pursuant to Section 9.02(a) of the Indenture along with the documents described in Section 7.02(b), Section 9.02(a), Section 9.05 and Section 12.03 of the Indenture;

(b) The Trustee shall have received executed counterparts of this Third Supplemental Indenture from all of the parties hereto, and the documents identified; and

(4) Execution and Delivery. Each of the undersigned agrees that the Third Supplemental Indenture shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Supplemental Indenture on the Notes.

(5) Governing Law. THIS THIRD SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(6) Counterparts. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

(7) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

(8) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the other parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the date first above written.

TRINITY ACQUISITION PLC
By: /s/ Grahame Millwater

Name: Title:	Grahame Millwater Director

WILLIS NETHERLANDS HOLDINGS B.V.
By: /s/ Adriaan Konijnendijk

Name:	Adriaan Konijnendijk

Title: Managing Director

WILLIS INVESTMENT UK HOLDINGS LIMITED

TA I LIMITED
TA II LIMITED
TA III LIMITED
TA IV LIMITED
WILLIS GROUP LIMITED
By: /s/ Grahame Millwater

Name:	Grahame Millwater

Title: Director

WILLIS NORTH AMERICA INC.
By: /s/ Derek Smyth

Name: Title:	Derek Smyth Chief Financial Officer

WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

PRESENT when the common seal of WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY was affixed to this Deed:-	/s/ Nicole Napolitano— — NICOLE NAPOLITANO MEMBER OF SEALING COMMITTEE

/s/ Shaun Bryant—

SHAUN BRYANT MEMBER OF SEALING COMMITTEE

THE BANK OF NEW YORK MELLON, as Trustee

By: /s/ Timothy E. Burke

Name: Title:	Timothy E. Burke Vice President